UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2013

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction

of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 14, 2013, Broadridge Financial Solutions, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters listed therein (the “Underwriters”), with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Company of $400 million aggregate principal amount of its 3.950% Senior Notes due 2020 (the “Notes”). The Underwriting Agreement is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

The Offering of the Notes was made pursuant to a registration statement on Form S-3, File No. 333-190470 (the “Registration Statement”) of the Company and the prospectus supplement dated August 14, 2013 (the Prospectus Supplement”) and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on August 15, 2013. The Offering is expected to close on August 21, 2013, subject to customary closing conditions. The material terms of the Notes are described in the Prospectus Supplement.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the terms of the Underwriting Agreement attached hereto as Exhibit 1.1.

In connection with the Notes offering, Cahill Gordon & Reindel LLP provided certain legal opinions to the Company that are filed as Exhibit 5.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 14, 2013, among Broadridge Financial Solutions, Inc. and J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC as representatives of the underwriters listed therein

5.1	Opinion of Cahill Gordon & Reindel LLP

12.1	Computation of Pro Forma Ratio of Earnings to Fixed Charges

23.1	Consent of Cahill Gordon & Reindel LLP (contained in exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2013

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Dan Sheldon
	Name:	Dan Sheldon
	Title:	Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 14, 2013, among Broadridge Financial Solutions, Inc. and J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC as representatives of the underwriters listed therein.

5.1	Opinion of Cahill Gordon & Reindel LLP

12.1	Computation of Pro Forma Ratio of Earnings to Fixed Charges

23.1	Consent of Cahill Gordon & Reindel LLP (contained in exhibit 5.1)

4